PRELIMINARY COPY - SUBJECT TO COMPLETION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Marin Software Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

September , 2017

To our stockholders:

You are cordially invited to attend a special meeting of stockholders of Marin Software Incorporated (the “Special Meeting”). The Special Meeting will be held as a virtual meeting on October 5, 2017, at 10:00 a.m. (Pacific Time) via a live interactive webcast on the Internet at www.mrin.onlineshareholdermeeting.com.

At the Special Meeting, our stockholders will be asked to consider and vote upon:

1.

Approval of an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 6-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of our board of directors before October 6, 2017 without further approval or authorization of our stockholders;

2.

Approval of an amendment to our certificate of incorporation to decrease our authorized shares of common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio; and

3.	Approval to transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

On or about September , 2017, the proxy materials related to the Special Meeting will be mailed to our stockholders.

Our board of directors unanimously believes that (1) the amendment to our certificate of incorporation to effect the reverse stock split and (2) the amendment to our certificate of incorporation to decrease our authorized shares of common stock are in our best interests and that of our stockholders. Accordingly, our board of directors recommends a vote (a) FOR the amendment to our certificate of incorporation to effect the reverse stock split and (b) FOR the amendment to our certificate of incorporation to decrease our authorized shares of common stock.

Your vote is important to us. Whether or not you plan to attend the Special Meeting, please cast your vote as soon as possible by Internet, telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

If you attend the Special Meeting via the live webcast, you will be able to vote and submit questions during the Special Meeting by using the control number located on your proxy card.

We appreciate your continued support.

Sincerely,

Christopher Lien

Chief Executive Officer

PRELIMINARY COPY - SUBJECT TO COMPLETION

MARIN SOFTWARE INCORPORATED

123 Mission Street, 27th Floor

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On October 5, 2017

Time and Date:	October 5, 2017 at 10:00 a.m. Pacific Time
Place:	Virtual meeting via a live interactive webcast on the Internet at www.mrin.onlineshareholdermeeting.com (the “Special Meeting”)
Items of Business:	1.

Approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 6-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of our board of directors before October 6, 2017 without further approval or authorization of our stockholders;

2.

Approve an amendment to our certificate of incorporation to decrease our authorized shares of common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio; and

	3.	Transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.
Record Date:	Only stockholders of record at the close of business on September 5, 2017 are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Proxy Voting:

Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact the Marin Software Investor Relations Department through our website at http://investor.marinsoftware.com/contact-ir or, if you are a registered holder, our transfer agent, Computershare Trust Company, N.A., by email through their website at www.computershare.com/contactus or by phone at (800) 962-4284.

This Notice of the Special Meeting, proxy statement and form of proxy are being distributed and made available on or about September  , 2017. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October 5, 2017: Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2016 are available at www.proxyvote.com.

Whether or not you plan to attend the Special Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the Special Meeting.

By Order of the Board of Directors,

Christopher Lien

Chief Executive Officer

San Francisco, California

September     , 2017

MARIN SOFTWARE INCORPORATED SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The accompanying proxy is solicited on behalf of Marin Software Incorporated’s board of directors (the “Board”) for use at a special meeting of stockholders of Marin Software Incorporated (“we,” “our,” “us,” or the “Company”) to be held on October 5, 2017, at 10:00 a.m. Pacific Time (the “Special Meeting”), and any continuation, adjournment or postponement thereof. This Proxy Statement and accompanying form of proxy were first mailed to stockholders on or about September   , 2017 for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Special Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Special Meeting.  An electronic copy of this proxy statement is available at www.proxyvote.com.

Purpose of the Meeting

You are receiving this proxy statement because the Board is soliciting your proxy to vote your shares of common stock at the Special Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Record Date

Only holders of record of our common stock at the close of business on September 5, 2017 (the “Record Date”), will be entitled to vote at the Special Meeting. At the close of business on September 5, 2017, we had _____ shares of our common stock outstanding and entitled to vote. For 10 days prior to the Special Meeting, a complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relating to the Special Meeting during ordinary business hours at our headquarters.

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Special Meeting as of the Record Date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. The presence is called a quorum. Your shares of our common stock are counted as present at the Special Meeting if you are present and vote in person at the Special Meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

In deciding all matters at the Special Meeting, each holder of shares of our common stock is entitled to one vote for each share of our common stock held at the close of business on the Record Date. You may vote all shares of our common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder, you may vote at the Special Meeting or vote by telephone or by Internet, or if you request or receive paper proxy materials by mail, by filing out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares of our common stock were held in an account with a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares of our common stock held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares of our common stock is considered the stockholder of record for purposes of voting at the Special Meeting. Because you are not the stockholder of record, you may not vote your shares of our common stock at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Special Meeting.

Required Vote.  The affirmative vote of the holders of the majority of the outstanding shares of our common stock is required for the approval of:

•

Proposal No. 1: To amend our certificate of incorporation to effect a reverse stock split at a ratio not less than 6-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of our Board before October 6, 2017 without further approval or authorization of our stockholders.

•

Proposal No. 2: To amend our certificate of incorporation to decrease our authorized shares of common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio.

Broker Discretionary Voting

Brokerage firms, banks, trustees or other nominees are entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. For the purposes of the Special Meeting, Proposal No. 1 and Proposal No. 2 are both considered “routine” matters. This means that your brokerage firm, bank, trustee or other nominee may vote in its discretion on the Special Meeting proposals on your behalf if you have not furnished voting instructions. If your brokerage firm, bank, trustee or other nominee does not vote your shares with respect to these “routine” matters, known as a “broker non-vote,” it will have the effect of a vote against these proposals.

Voting Instructions; Voting of Proxies; Counting Votes

If you are a stockholder of record, you may:

•

vote at the Special Meeting – by following the instructions at www.mrin.onlineshareholdermeeting.com, where stockholders may vote and submit questions during the Special Meeting. The Special Meeting starts at 10:00 a.m. Pacific Time on October 5, 2017. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;

•	vote via telephone or the Internet – in order to do so, please follow the instructions shown on your proxy card; or
•

vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Special Meeting in the envelope provided.

Counting Votes.  Votes submitted by telephone or Internet must be received by 11:59 pm Eastern Time on October 4, 2017. Submitting your proxy, whether via the Internet, by telephone or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the Special Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. For Proposal No. 1, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal No. 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.  Abstentions and broker non-votes will have an effect if a vote against each of these proposals.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of our common stock should be voted on a particular proposal at the Special Meeting, your shares of our common stock will be voted in accordance with the recommendations of our Board stated above.

If you do not vote and you hold your shares of our common stock in street name, your broker, bank, trustee, or other nominee has the discretionary power to vote your shares and will be counted in determining the number of shares necessary for approval of the proposals because both proposals are “routine” as described above. Shares of our common stock that constitute “broker non-votes” will be counted for the purpose of establishing a quorum for the Special Meeting.

If you receive more than one proxy card, your shares of our common stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of our common stock are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone or the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board recommends that you vote:

•

“FOR” Proposal No. 1: To amend our certificate of incorporation to effect a reverse stock split at a ratio not less than 6-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of our Board before October 6, 2017 without further approval or authorization of our stockholders.

•

“FOR” Proposal No. 2: To amend our certificate of incorporation to decrease our authorized shares of common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio.

We do not believe that our officers or directors have interests in these proposals that are different from or greater than those of any other of our stockholders.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our certificate of incorporation or bylaws provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ shares of common stock.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, the Company and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Additionally, we have retained Georgeson LLC to assist in the solicitation of proxies on behalf of the Board for approximately $10,500 plus reimbursement of expenses.

Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. Registered holders may revoke a proxy by (i) signing and returning a proxy card with a later date, (ii) delivering a written notice of revocation to Broadridge Financial Solutions, Inc., 5 Dakota Drive, Suite 300, Lake Success, NY 11042, (iii) voting again by telephone or over the Internet or (iv) attending and voting at the Special Meeting (following the instructions at www.mrin.onlineshareholdermeeting.com). The mere presence at the Special Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares of our common stock are held of record by a broker, bank, trustee or other nominee and that stockholder wishes to revoke a proxy, the stockholder must contact that firm to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked at the Special Meeting.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Special Meeting. The preliminary voting results will be announced at the Special Meeting and posted on our website at http://investor.marinsoftware.com. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Special Meeting.

PROPOSAL NO 1. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On August 28, 2017, our Board unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 6-to-1 and not more than 10-to-1 at any time prior to October 6, 2017, with the exact ratio to be set within this range by our Board at its sole discretion.  Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If Proposal No. 1 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and reverse stock split at any time prior to October 6, 2017, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 6-to-1 and not more than 10-to-1. We believe that enabling our Board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders, would become effective upon the date and time set forth in the amendment to our certificate of incorporation to be filed with the Secretary of State of the State of Delaware. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Purpose of Reverse Stock Split

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock.  Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MRIN.” NYSE Listing Rule 802.01C provides that a company will be considered to be below compliance standards if the average closing price of its common stock as reported on the consolidated tape is less than $1.00 over a consecutive 30 trading-day period.  Upon receipt of a notification from NYSE for failure to meet this listing rule, a company must bring its share price and average share price back above $1.00 by six months following receipt of the notification. A company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period the company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. In the event that at the expiration of the six-month cure period, both a $1.00 closing share price on the last trading day of the cure period and a $1.00 average closing share price over the 30 trading-day period ending on the last trading day of the cure period are not attained, NYSE will commence suspension and delisting procedures.

The closing price of our common stock has not been less than $1.00 as of August 28, 2017, and from June 1, 2017 to August 22, 2017 our average closing price of our common stock was $1.20 per share.  While this means that we are currently in compliance with the NYSE listing rule, in the event that we were to fail to meet the requirements of NYSE Listing Rule 802.01C and we could not timely cure such deficiency, our common stock would be delisted and we would be forced to seek to be traded on the NYSE MKT.

The Board has determined that, absent approval and implementation of the reverse stock split set forth in this Proposal No. 1, our current common stock price means is sufficiently close to the $1.00 threshold that our common stock could be at risk for failing to meet the $1.00 minimum closing share price requirement for continued listing on NYSE.

In addition to preventing the delisting of our common stock, our Board further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs.  Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Our Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

In evaluating the reverse stock split, our Board also took into consideration negative factors associated with reverse stock splits.  These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our Board will be authorized to proceed with the reverse split.  In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our Board will consider a number of factors, including our current and expected operating results, market conditions, and existing and expected trading prices of our common stock.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock.  After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable.  The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

If this Proposal No. 1 is approved and our Board elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and restricted stock units and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject to future issuance pursuant to our 2013 Equity Incentive Plan and our 2013 Employee Stock Purchase Plan.

Assuming reverse stock split ratios of 6-to-1, 8-to-1 and 10-to-1, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (1) the number of shares of our common stock that would be issued and outstanding, (2) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options and restricted stock units (“RSUs”) under our 2013 Equity Incentive Plan (“2013 EIP”) and our 2006 Equity Incentive Plan (“2006 EIP”) and, (3) the weighted-average exercise price of the outstanding options under our 2013 EIP and 2006 EIP, and (4) the number of shares of our common stock that would be reserved and available for future issuance under the  2013 EIP and 2013 Employee Stock Purchase Plan (“2013 ESPP”), each giving effect to the reverse stock split and based on securities outstanding as of August 22, 2017.   Such amounts listed below are approximate as no fractional shares will be issued and share amounts shall be rounded down on a book entry-by-book entry basis.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-6	Reverse Stock Split Ratio of 1-for-8	Reverse Stock Split Ratio of 1-for-10
Number of Shares of Common Stock Issued and Outstanding	39,547,907	6,591,317	4,943,488	3,954,790
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and RSUs under the 2013 EIP and 2006 EIP	5,806,108	967,684	725,763	580,610
Number of Shares of Common Stock Reserved and Available for Issuance under the 2013 EIP and 2013 ESPP	15,849,939	2,641,656	1,981,242	1,584,993
Weighted Average Exercise Price of Options under the 2013 EIP and 2006 EIP	$5.42	$32.52	$43.36	$54.20

Additionally, if this Proposal No. 1 is approved and our Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board.  If the Board does not implement the reverse stock split by October 6, 2017, the authority granted in this Proposal No. 1 to implement the reverse stock split will terminate.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The Board expects that the reverse stock split will increase the market price of our common stock. However, we cannot be certain whether the reverse stock split would lead to a sustained increase in the trading price or the trading market for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

•

the market price of the common stock per share will remain in excess of the $1.00 minimum closing bid price as required by NYSE rules or that we will otherwise meet the requirements for continued listing on NYSE;

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of common stock as a result of the reverse stock split;
•	the reverse stock split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced stocks;
•	the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•

the reverse stock split will increase the trading market for the common stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of common stock available in the public market.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.  Also, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

Although the reverse stock split will not, by itself, impact our assets or prospects, the reverse stock split could result in a decrease in the aggregate market value of the common stock, if the market price per share of our common stock after the reverse stock split does not rise in proportion to the reduction in the number of shares of common stock as a result of the reverse stock split. The Board believes that this risk is outweighed by the benefits of increasing the likelihood of continued listing of the common stock on NYSE. However, we expect that the market price of the common stock immediately after the reverse stock split will increase substantially above the market price of the common stock immediately prior to the reverse stock split.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our Board still believes that a reverse stock split is in the best interests of us and our stockholders, our Board will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Our Common Stock.  Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a broker, bank, trustee, or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks, trustees, or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these brokers, banks, trustees, or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a broker, bank, trustee, or other nominee and has any questions in this regard, stockholders are encouraged to contact their broker, bank, trustee, or other nominee.

Registered Holders of Common Stock.  Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare Trust Company, N.A. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock.  However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts.  If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable.  If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock.  As of the date of this proxy statement, none of our shares of common stock were held in certificated form. In the event any stockholders of record at the time of the reverse stock split hold shares of our common stock in certificated form, they will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on The New York Stock Exchange, on the last trading day prior to the effective date of the reverse stock split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our Board). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes.  This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations.  Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides.  This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders.  Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company.  We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code.  Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split.  In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders.  Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except to the extent of any cash received in lieu of a fractional share of our common stock.  Each stockholder’s aggregate tax basis in shares of common stock received in a reverse stock split should equal the stockholder’s aggregate tax basis in the shares of common stock exchanged in the reverse stock split, reduced by the amount of any tax basis allocable to a fractional share for which cash is received.  In addition, each stockholder’s holding period for the shares of common stock it receives in a reverse stock split should include the stockholder’s holding period for the shares of common stock exchanged in the reverse stock split.

In general, a stockholder who receives cash in lieu of a fractional share of common stock pursuant to a reverse stock split should generally recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to the fractional share.  Any capital gain or loss will be treated as long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split.

Interests of Certain Persons

We do not believe that our officers or directors have interests in this Proposal No. 1 that are different from or greater than those of any other of our stockholders. Some of our directors are affiliated with, or were appointed as directors by, entities that own shares of common stock as described above under the Section titled “Security Ownership of Certain Beneficial Owners and Management.”

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this proposal.

The Board recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to effect the reverse stock split.

PROPOSAL NO. 2 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED SHARES OF COMMON STOCK

General

On August 28, 2017, our Board unanimously approved, subject to stockholder approval and the effectiveness of the reverse stock split described in Proposal No. 1, an amendment to our certificate of incorporation to (1) decrease the authorized number of shares of our common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio and (2) change the authorized number of shares of all classes of stock to which we have authority to issue to equal the number of authorized shares of our common stock from (1) above plus 10,000,000 authorized but undesignated preferred stock. If Proposal No. 2 is approved then, effectively, the number of authorized shares of common stock will be decreased proportionally to the reverse stock split, and then such decreased amount will be multiplied by two.

Our Board has determined that such proportional decrease and then 2x increase in our authorized common stock is in our and our stockholders’ best interests because it will (1) maintain alignment with market expectations regarding the number of authorized shares of our common stock in comparison to the number of shares issued or reserved for issuance following any reverse stock split and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance, (2) provide us with the ability to pursue financing and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities or convertible debt securities, and (3) provide us with the ability to grant appropriate equity incentives for our employees over time.

As previously disclosed in our periodic reports filed with the SEC, we will from time to time need to raise additional capital and may elect to do so through the issuance of equity securities or convertible debt securities in the future. At present, our Board has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

Proposal No. 2 is subject to approval of the amendment to our certificate of incorporation effecting the reverse stock split in Proposal No. 1. If the reverse stock split pursuant to Proposal No. 1 and the amendment pursuant to this Proposal No. 2 are approved by the requisite vote of our stockholders, the decrease in authorized shares of common stock would become effective upon the date and time set forth in the amendment to our certificate of incorporation to be filed with the Secretary of State of the State of Delaware. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. Our Board does not anticipate receiving further authorization from stockholder for the issuance of any newly authorized shares, except as required by applicable laws, rules and regulations.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split and reduction in authorized shares of common stock is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reduction in authorized shares of common stock will be based on the reverse stock split ratio fixed by our Board, within the range approved by our stockholders pursuant to Proposal No. 1. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

Effect of the Reduction in Authorized Common Stock

We currently have a total of 510,000,000 shares of capital stock authorized for issuance under our certificate of incorporation, consisting of 500,000,000 shares of common stock and 10,000,000 shares of preferred stock. Assuming the number of our authorized shares of common stock is reduced proportionally to the reverse stock split ratios of 6-to-1, 8-to-1 and 10-to-1, which represent the low end, middle and high end of the range that our stockholders are being asked to approve in Proposal No. 1, and then  subsequent 2x increase, the number of authorized shares of (i) our common stock and (ii) all classes of stock, based on information as of August 22, 2017, would have been as set forth in the table below.

	Number of Shares Reserved Before Reverse Stock Split	Reverse Stock Split Ratio of 6-to-1	Reverse Stock Split Ratio of 8-to-1	Reverse Stock Split Ratio of 10-to-1
Number of Shares of Common Stock Authorized	500,000,000	250,000,000	125,000,000	100,000,000
Number of Shares of Capital Stock Authorized	510,000,000	260,000,000	135,000,000	110,000,000

As of August 22, 2017, 39,547,907 shares of common stock, $0.001 par value, were outstanding, leaving 460,452,093 shares of common stock available for issuance. As of August 22, 2017, we had also reserved for issuance a total of 15,849,939 additional shares of our common stock, consisting of:

•	3,125,767 shares of common stock issuable upon the exercise of stock options under the 2013 EIP and 2006 EIP outstanding as of August 22, 2017;
•	2,680,341 shares of common stock issuable upon the settlement of restricted stock units outstanding as of August 22, 2017;
•	8,571,788 shares of common stock reserved and available for future issuance under our 2013 Equity Incentive Plan; and
•	1,472,043 shares of common stock reserved and available for future issuance under our Employee Stock Purchase Plan.

Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. All shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions.

Interests of Certain Persons

We do not believe that our officers or directors have interests in this Proposal No. 2 that are different from or greater than those of any other of our stockholders. Some of our directors are affiliated with, or were appointed as directors by, entities that own shares of common stock as described above under the Section titled “Security Ownership of Certain Beneficial Owners and Management.”

Certain Risks and Potential Disadvantages Associated with the Reduction in Authorized Common Stock

The issuance of additional shares of our common stock in the future will have the effect of diluting earnings per share, voting power and common holdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board for proper corporate purposes, including but not limited to, financings, acquisitions, stock dividends and equity compensation plans. Our management believes the increase in authorized share capital is in our best interests and the best interests of our stockholders and recommends that our stockholders approve the increase in authorized share capital.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this proposal.

The Board recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to decrease the authorized shares of common stock and authorized number of shares of all classes of stock thereunder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND RELATED STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 22, 2017, by:

●	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our current directors;

●	each of our named executive officers during fiscal 2016; and

●	all of our current directors and current executive officers as a group.

Percentage ownership of our common stock is based on 39,547,907 shares of our common stock outstanding on August 22, 2017. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and restricted stock units that are currently exercisable or subject to settlement or that will become exercisable or subject to settlement within 60 days of August 22, 2017 to be outstanding and to be beneficially owned by the person or entity for the purpose of computing the percentage ownership of that person. We did not deem these as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named below that owns 5% or more of our common stock is c/o Marin Software Incorporated, 123 Mission Street, 27th Floor, San Francisco, California 94105.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Owned
Directors and Named Executive Officers
James J. Barrese(1)	167,035	*
L. Gordon Crovitz(2)	256,703	*
Donald P. Hutchison(3)	497,422	1.3
Brian Kinion	0	*
Allan Leinwand(4)	167,035	*
Daina Middleton(5)	138,197	*
David A. Yovanno(6)	34,114	*
Christopher Lien(7)	2,247,806	5.6
Stephen E. Kim(8)	14,823	*
Catriona M. Fallon(9)	3,584	*
All officers and directors as a group (9 persons)(10)	3,866,431	9.7
5% or Greater Stockholders
Benchmark Capital Partners VI, L.P(11)	3,874,492	9.8
Entities affiliated with DAG Ventures(12)	3,801,169	9.6
Raging Capital Management, LLC(13)	3,220,233	8.1
ESW Capital, LLC(14)	4,489,927	11.4
Entities affiliated with Temasek Capital(15)	2,528,205	6.4

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)	Consists of 167,035 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of August 22, 2017.
(2)	Consists of (a) 118,868 shares of our common stock and (b) 137,835 shares of our common stock issuable upon exercise of stock options exercisable within 60 days after August 22, 2017.
(3)

Consists of (a) 259,087 shares of our common stock held directly by the Hutchison Family Trust, of which Mr. Hutchison is a co-trustee, (b) 49,200 shares of our common stock held by Glasgow Investments, LLC and (c) 189,135 shares of our common stock issuable to Mr. Hutchison upon exercise of stock options exercisable within 60 days after August 22, 2017. Mr. Hutchison is a managing member of Glasgow Investments, LLC and possesses the power to direct the voting and disposition of the shares held by Glasgow Investments, LLC and as such may be deemed to beneficially own the shares of our common stock held by Glasgow Investments, LLC.

(4)	Consists of 167,035 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of August 22, 2017.
(5)	Consists of 138,197 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of August 22, 2017.
(6)

Represents shares beneficially owned as of the last day Mr. Yovanno was an executive officer of the Company subject to Section 16 of the Securities Exchange Act of 1934.  Mr. Yovanno resigned on August 22, 2016.

(7)

Consists of (a) 1,649,500 shares of our common stock held directly by the Lien Revocable Trust dated 7/8/2003, of which Mr. Lien is a co-trustee, (b) 25,615 shares of our common stock held individually by Mr. Lien, (c) 402,145 shares of our common stock issuable to Mr. Lien upon exercise of stock options exercisable within 60 days after August 22, 2017, (d) 85,273 shares of our common stock held by the Chris Lien 2013 Annuity Trust, (e) 85,273 shares of our common stock held by the Rebecca Lien 2013 Annuity Trust.

(8)	Represents shares beneficially owned as of the last day Mr. Kim was an executive officer of the Company subject to Section 16 of the Securities Exchange Act of 1934. Mr. Kim resigned on March 7, 2017.

(9) (10)	Ms. Fallon was an executive officer of Marin Software during the fiscal year ended on December 31, 2016 and resigned on March 24, 2017. Includes 392,233 shares of our common stock.
(11)

Based on information contained in a Schedule 13G filed with the SEC by Benchmark Capital on February 14, 2017. Consists of (a) 3,198,393 shares of our common stock held by Benchmark Capital Partners VI, L.P. (“BCP VI”) and (b) 200,032 shares of our common stock held by Benchmark Founders’ Fund VI, L.P. (“BFF VI”), (c) 131,280 shares held by Benchmark Founders’ Fund VI-B L.P. (“BFF VI-B”) and (d) 344,787 shares of our common stock held in nominee form for the benefit of persons associated with Benchmark Capital Management Co. VI, L.L.C. (“BCMC VI”). BCMC VI is the general partner of BCP VI, BFF VI and BFF VI-B and has sole voting and investment power over the shares. Certain individual members of BCMC VI, may be deemed to have shared voting and investment power over the shares held by BCP VI, BFF VI and BFF VI-B. The address for each Benchmark reporting entity is 2965 Woodside Road, Woodside, California 94062.

(12)

Based on information contained in a Schedule 13G filed with the SEC by DAG Ventures IV-QP, L.P. and its affiliates on February 11, 2014. Consists of 3,112,719 shares of our common stock held by DAG Ventures IV-QP, L.P. (“DAVG IV-QP”), (b) 359,492 shares of our common stock held by DAG Ventures IV-A, LLC (“DAG IV-A”) and (c) 328,958 shares of our common stock held by DAG Ventures IV, L.P. (“DAG IV”). DAG Ventures Management IV, LLC (“DAG IV LLC”) serves as the general partner of DAG IV-QP and DAG IV. As such, DAG IV LLC possesses power to direct the voting and disposition of the shares of our common stock owned by DAG IV-QP and DAG IV and may be deemed to have indirect beneficial ownership of the shares of our common stock held by DAG IV-QP and DAG IV. DAG IV LLC does not own any of our securities directly. R. Thomas Goodrich, John J. Caddo, Greg Williams, Young J. Chung and Nick Pianism are managing directors of DAG IV LLC and DAG IV-A and possess power to direct the voting and disposition of the shares owned by DAG IV-QP, DAG IV and DAG IV-A and may be deemed to have indirect beneficial ownership of the shares held by DAG IV-QP, DAG IV and DAG IV-A. The address for DAG IV-QP, DAG IV, DAG IV-A and DAG IV LLC is 251 Lytton Avenue, Suite 200, Palo Alto, CA 94301.

(13)

Based on information contained in a Schedule 13G filed with the SEC by Raging Capital Management, LLC (“Raging Capital”) on February 14, 2017. Raging Capital is the Investment Manager of Raging Capital Master Fund, Ltd. (“Raging Master”). William C. Martin is the Chairman, Chief Investment Officer and Managing Member of Raging Capital. Raging Master has delegated to Raging Capital the sole authority to vote and dispose of the securities held by Raging Master pursuant to an Investment Management Agreement, dated November 9, 2012, as amended and restated on December 21, 2016 (the “IMA”). The IMA may be terminated by any party thereto effective at the close of business on the last day of any fiscal quarter by giving the other party not less than sixty-one days’ written notice. As a result, each of Raging Capital and William C. Martin may be deemed to beneficially own the Shares held by Raging Master. The address for Raging Capital Management, LLC is Ten Princeton Avenue, P.O. Box 228, Rocky Hill, NJ 08553.

(14)

Based on information contained in a Schedule 13G filed with the SEC by ESW Capital, LLC (“ESW”) on August 22, 2017. ESW owns 4,489,927 shares. Joseph A. Liemandt is the sole voting member of ESW. The address for ESW and Mr. Liemandt is 401 Congress Avenue, Suite 2650, Austin, TX 78701.

(15)

Based on information contained in a Schedule 13G filed with the SEC by Temasek Holdings (Private) Limited and its affiliates on February 13, 2015. Consists of 2,528,205 shares directly owned by Sennett Investments (Mauritius) Pte Ltd (“Sennett”), a wholly-owned subsidiary of Dunearn Investments (Mauritius) Pte Ltd (“Dunearn”). Dunearn is in turn wholly-owned by Seletar Investments Pte Ltd (“Seletar”), which is in turn wholly-owned by Temasek Capital (Private) Limited (“Temasek Capital”), which is in turn wholly-owned by Temasek Holdings (Private) Limited (“Temasek Holdings”). Accordingly, each of Temasek Holdings, Temasek Capital, Seletar and Dunearn may be deemed to have beneficially owned the 2,528,205 Shares owned directly by Sennett. The address for Seletar, Temasek Capital and Temasek Holdings is 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891. The address for Dunearn and Sennett is c/o International Management (Mauritius) Limited, Les Cascades, Edith Cavell Street, Port Louis, Mauritius.

ADDITIONAL INFORMATION ABOUT US

Stockholder Proposals for Special Meeting

Our bylaws provide that, for stockholder proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Marin Software Incorporated, 123 Mission Street, 27th Floor, San Francisco, California 94105, Attn: Corporate Secretary.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our Special Meeting must be received by us not later than August 29, 2017 in order to be considered for inclusion in our proxy materials for the Special Meeting.

If you would like to receive information about us, you may use one of the following methods:

•

Our main Internet site, located at www.marinsoftware.com. A link to our investor relations site can be found at http://investor.marinsoftware.com/Investor-home/default.aspx. Our investor relations site contains, among other things, management presentations, financial information, stock quotes and links to our filings with the SEC.

•

You may read and copy the Proxy Statement at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website located at www.sec.gov.

•

To have information such as our latest quarterly earnings release, Annual Report on Form 10-K or Quarterly Reports on Form 10-Q mailed to you, please contact investor relations at (415) 906-8179 or http://investor.marinsoftware.com/contact-ir. If you request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, it will be furnished without charge.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future Annual Reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery also can eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

•	Registered Owner (you hold our common stock in your own name through our transfer agent, Computershare, or you are in possession of stock certificates): visit www.computershare.com/investor to enroll.
•

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Computershare, our transfer agent, at (800) 733-5001 or visit www-us.computershare.com/investor/Contact with questions about electronic delivery.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a proxy statement, proxy card, and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card and other proxy materials at no charge, you may write our Investor Relations department at 123 Mission Street, 27th Floor, San Francisco, California 94105, Attn: Investor Relations, visit http://investor.marinsoftware.com/contact-ir or call (415) 906-8179.

Any stockholders who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Special Meeting and, so far as is known to our Board, no matters are to be brought before the Special Meeting except as specified in the notice of the Special Meeting. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

A-1

MARIN SOFTWARE INCORPORATED

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

Marin Software Incorporated (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:

1.The name of the corporation is Marin Software Incorporated, and the corporation was originally incorporated pursuant to the General Corporation Law on March 16, 2006.

2.Section 1 of Article IV of the Restated Certificate of Incorporation (the “Certificate”) is hereby amended and restated in its entirety to read as follows:

“1.  Authorized Stock.

The total number of shares of all classes of stock which the Corporation has authority to issue is [____________] ([___________]) shares, consisting of two classes: [____________] ([___________]) shares of Common Stock, $0.001 par value per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Effective at 5:00 p.m. Eastern Time on October 5, 2017 (the “Effective Time”), every [_____] ([__]) shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any further action by the Corporation or the stockholders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Corporation will pay in cash the fair value of such fractional shares based on the closing price of one share of Common Stock on October 5, 2017, without interest.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, that, the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

3.The foregoing amendment to the Certificate have been duly approved by the Corporation’s Board of Directors in accordance with Sections 141 and 242 of the General Corporation Law.

4.The foregoing amendment to the Certificate have been duly approved by the Corporation’s stockholders in accordance with Sections 211 and 242 of the General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this ____ day of _______________, 2017.

MARIN SOFTWARE INCORPORATED

By:

       Christopher Lien
       Chief Executive Officer

2

VOTE BY INTERNET Before The Special Meeting - Go to www.proxyvote.com MARIN SOFTWARE INCORPORATED The Boar d of Directors recommends you vote FOR Proposal 1: For Against Abstain 1. To approve an amendment to our certifi of incorporation to effect a reverse stock split at a ratio not less than 6 - to - 1 and not gr eater than 10 - to - 1, with the exact ratio to be set within that range at the discretion of our boar d of directors before October 6, 2017 without further approval of the stockholders. ! ! ! The Boar d of Directors recommends you vote FOR proposal 2: 2. To approve an amendment to our certifi of incorporation to decrease the authorized shares of common stock from 500,000,000 to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) her eon. When signing as attorney, executor, administrator, or other fi, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized offi. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date MARIN SOFTWARE INCORPORATED 123 MISSION STREET 27TH FLOOR SAN FRANCISCO, CA 94105 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Special Meeting - Go to mrin.onlineshareholdermeeting.com You may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Special Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E32581-S62480 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONSOLIDATED ID TEMPLATE V1

MARIN SOFTWARE INCORPORA TED Special Meeting of Stockholders October 5, 2017 10:00 AM, Pacific Time This proxy is solicited by the Boar d of Directors The stockholder(s) hereby appoint(s) Christopher Lien and Jonathan DeGooyer, or either of them, as proxies, each with the power to appoint his substitute , and here by authorize(s) the m to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MARIN SOFTWARE INCORPORATED that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, Pacific Time on October 5, 2017 virtually via a live interactive webcast on the Internet at mrin.onlineshareholdermeeting.com, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. E32582-S62480